EXHIBIT 10.3

AMENDED AND RESTATED PLAN DOCUMENT
AS OF AUGUST 6, 2012

SUPPLEMENTAL EQUALIZATION PLAN

AS AMENDED AND RESTATED EFFECTIVE AS OF
JANUARY 1, 2008

EXHIBIT 10.3

ARTICLE I
INTRODUCTION

1.1Restatement of Plan. PMI Global Services Inc. (“PMIGS”) hereby adopts this amended and restated Supplemental Equalization Plan (the “Plan”), effective as of January 1, 2008, to provide certain benefits to the beneficiaries of eligible participants as set forth herein.
1.2History and Purpose of Plan. Altria Client Services Inc. (“Altria”) and certain of its affiliates established and maintain the Retirement Plan for Salaried Employees and the Deferred Profit-Sharing Plan for Salaried Employees for the benefit of certain employees, including certain employees of Philip Morris International Inc. (“PMI”) and its subsidiaries before the spin off of PMI by Altria Group, Inc. Both plans are qualified retirement plans under sections 501(a) and 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and, as such, are subject to certain statutory limitations on amounts that can be contributed to and paid from such plans and other nondiscrimination requirements.
Altria and certain of its affiliates also established and maintain the Benefit Equalization Plan (the “Altria BEP”) and the Supplemental Management Employees’ Retirement Plan (the “Altria SERP”) for the benefit of certain employees, including certain employees of PMI and its subsidiaries before the spin off. These supplemental plans are nonqualified retirement plans that provide deferred compensation for eligible employees. Specifically, the Altria BEP is intended, in part, to provide benefits that cannot be paid due to certain statutory limitations on the amount of contributions to and payments from Altria’s qualified plans. The Altria SERP is intended to provide certain additional benefits that cannot be provided under Altria’s qualified plans or the Altria BEP.
Effective as of January 1, 2005, certain participants in the Altria BEP and Altria SERP, including certain employees of PMI and its subsidiaries, ceased active participation in those plans. In lieu of accruing additional deferred compensation under those plans, these employees entered into Supplemental Enrollment Agreements and received annual “target payments” as current compensation for the services that they provided to Altria and its affiliates during the year. Altria and its affiliates retained the right to terminate the Supplemental Enrollment Agreements and discontinue making target payments at any time.
Effective as of January 1, 2008, PMIGS established the Philip Morris International Retirement Plan and the Philip Morris International Deferred Profit-Sharing Plan, both of which are qualified retirement plans. Effective as of the same date, PMIGS also established the Philip Morris International Benefit Equalization Plan (the “PMI BEP”) and the Philip Morris International Supplemental Management Employees’ Retirement Plan (the “PMI SERP”). The PMI BEP and the PMI SERP are nonqualified retirement plans that provide deferred compensation for eligible employees of PMI and its subsidiaries. In connection with the spin off of PMI, the assets and liabilities associated with the employees of PMI and its subsidiaries under Altria’s qualified plans were transferred to the qualified plans of PMIGS, and the liabilities associated with the employees of PMI and its subsidiaries under the Altria BEP and Altria SERP were transferred to PMI and its affiliates under the PMI BEP and the PMI SERP, respectively. Also effective as of January 1, 2008, both Altria and PMI discontinued making

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target payments with respect to services of their employees performed after December 31, 2007, and PMIGS and its participating affiliates established this Plan.
Under the terms of the PMI BEP and the PMI SERP, employees of PMI and its subsidiaries who received target payments pursuant to a Supplemental Enrollment Agreement are not eligible to participate in those supplemental plans with respect to services provided after December 31, 2004, but, instead, are eligible to accrue future benefits under this Plan, except that an employee who is first designated to participate in the PMI SERP effective after December 31, 2007, may participate in the PMI SERP. It is intended that the benefits provided under the Plan will not duplicate benefits provided under the PMI BEP or the PMI SERP or amounts previously paid as current compensation under the terms of the Supplemental Enrollment Agreements.
The Plan is comprised of three separate plans, programs or arrangements, and each portion of the Plan shall be treated as a separate plan, program or arrangement from the other portions. One portion of the Plan provides benefits to Eligible Employees (or their Spouses or other Beneficiaries) solely in excess of limitations on benefits and contributions under Section 415 of the Code. The second portion of the Plan provides benefits to Eligible Employees attributable solely to the limitation under Section 401(a)(17) of the Code on annual compensation that may be taken into account under qualified plans. All other benefits are provided under the third portion of the Plan.
ARTICLE II
DEFINITIONS

2.1Actuarial Equivalent. The term “Actuarial Equivalent” shall mean a benefit that is equivalent in value to the benefit otherwise identified under the Plan based on the actuarial principles and assumptions set forth in Exhibit 1 to the PMI Retirement Plan, including, to the extent applicable, the Early Retirement Factors for Altria Transferee’s Assumed Kraft Pension Liability.

2.2After-Tax SEP Benefit. The term “After-Tax SEP Benefit” shall have the meaning set forth in Section 3.1(d).

2.3Altria. The term “Altria” shall mean Altria Client Services Inc.

2.4Altria BEP. The term “Altria BEP” shall mean the Benefit Equalization Plan, maintained by Altria and certain of its affiliates.

2.5Altria Profit-Sharing Plan. The term “Altria Profit-Sharing Plan” shall mean the Deferred Profit-Sharing Plan for Salaried Employees, maintained by Altria and certain of its affiliates.
2.6Altria Retirement Plan. The term “Altria Retirement Plan” shall mean the Retirement Plan for Salaried Employees, maintained by Altria and certain of its affiliates.

2.7Altria SERP. The term “Altria SERP” shall mean the Supplemental Management Employees’ Retirement Plan, maintained by Altria and certain of its affiliates.

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2.8Assumed Trust Account TP. The term “Assumed Trust Account TP” shall mean the assumed trust account established pursuant to an Eligible Employee’s Supplemental Enrollment Agreement.

2.9Base SEP Pension Benefit. The Term “Base SEP Pension Benefit” shall have the meaning set forth in Section (e) of Appendix 2.

2.10Beneficiary. The term “Beneficiary” shall mean the person or persons (including a trust created by the Eligible Employee during his lifetime or by will) designated by the Eligible Employee to receive his DPS Beneficiary Benefit or SEP Pension Beneficiary Benefit, as applicable, in the event of his death as set forth in Article III, which designations shall be made on beneficiary designation forms filed with the Administrator. If the Eligible Employee is married on the date of the filing of any such beneficiary designation form, his Spouse must consent in writing before a notary public or a duly authorized representative of the Plan to the designation of any Beneficiary other than the Spouse. If an Eligible Employee fails to designate a Beneficiary for a DPS Beneficiary Benefit or SEP Pension Beneficiary Benefit pursuant to the foregoing, the Eligible Employee’s Beneficiary for such benefit shall be:

(a)if the Eligible Employee is married on the date of his death, the Eligible Employee’s Spouse; and

(b)if the Eligible Employee is not married on the date of his death, the Eligible Employee’s estate.

2.11Benefit Equalization Retirement Allowance. The term “Benefit Equalization Retirement Allowance” shall have the meaning set forth in the PMI BEP or, if so specified herein, the Altria BEP.

2.12Change of Control. The term “Change of Control” shall have the meaning set forth in the PMI BEP with respect to an Eligible Employee’s Benefit Equalization Retirement Allowance that is not a Grandfathered Benefit Equalization Retirement Allowance (as defined in the PMI BEP).

2.13Code. The term “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.14Company Account. The term “Company Account” shall mean the Company Account under the PMI Profit-Sharing Plan or the Altria Profit-Sharing Plan, as applicable.

2.15Designation of Participation. The term “Designation of Participation” shall mean the document or documents that designated an Eligible Employee as a participant in the Altria SERP effective prior to January 1, 2005 and set forth the terms of the Eligible Employee’s benefits under the Altria SERP (and that now apply under the PMI SERP and this Plan).

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2.16DPS Beneficiary Benefit. The term “DPS Beneficiary Benefit” shall have the meaning set forth in Section 3.2.

2.17Early Retirement Grandfathered Pension Benefit. The term “Early Retirement Grandfathered Pension Benefit” shall have the meaning set forth in Section 3.1(a)(iv) of the Plan or Section (d) of Appendix 2, as applicable.

2.18Early Retirement Pension Benefit. The term “Early Retirement Pension Benefit” shall have the meaning set forth in Section 3.1(a)(ii) of the Plan or Section (b) of Appendix 2, as applicable.

2.19Eligible Employee. The term “Eligible Employee” shall mean any of the individuals listed in Appendix 1, as amended from time to time by the Administrator.

2.20Fund. The term “Fund” shall mean the Fund under the PMI Profit-Sharing Plan or the Altria Profit-Sharing Plan, as applicable.

2.21Gross After-Tax SEP Benefit. The term “Gross After-Tax SEP Benefit” shall have the meaning set forth in Section 3.1(c).

2.22Kraft Retirement Plan. The term “Kraft Retirement Plan” shall mean the Kraft Foods Global, Inc. Retirement Plan, maintained by Kraft Foods Global, Inc., or any predecessor, successor or replacement to such plan, as applicable.

2.23Kraft Supplemental Plan Benefit. The term “Kraft Supplemental Plan Benefit” shall mean the defined benefit portion of the supplemental benefit payable to an Eligible Employee under the Kraft Foods Global, Inc. Supplemental Plan I, maintained by Kraft Foods Global, Inc., or any predecessor, successor or replacement to such plan, as applicable.
2.24Lump-Sum Equivalent. The term “Lump-Sum Equivalent” shall mean a single-sum amount that is equivalent in value to the benefit otherwise identified under the Plan based on the actuarial principles and assumptions set forth in Exhibit A to the PMI BEP; provided, however, that if an Eligible Employee is a Secular Trust Participant, the term “Lump-Sum Equivalent” shall mean the greater of (i) the amount determined pursuant to the foregoing provisions of this Section and (ii) the amount required to purchase a joint and 50% survivor annuity equal to the benefit otherwise identified under the Plan from a licensed commercial insurance company, as determined in the sole discretion of the Administrator.
2.25Normal Grandfathered Pension Benefit. The term “Normal Grandfathered Pension Benefit” shall have the meaning set forth in Section 3.1(a)(iii) of the Plan or Section (c) of Appendix 2, as applicable.
2.26Normal Pension Benefit. The term “Normal Pension Benefit” shall have the meaning set forth in Section 3.1(a)(i) of the Plan or Section (a) of Appendix 2, as applicable.

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2.27Participating Company(ies). The term “Participating Company(ies)” shall have the meaning set forth in the PMI Retirement Plan, and a Participating Company under the PMI Retirement Plan that employs an Eligible Employee shall be a Participating Company under the Plan.
2.28PMI. The term “PMI” shall mean Philip Morris International Inc.

2.29PMI BEP. The term “PMI BEP” shall mean the Philip Morris International Benefit Equalization Plan, maintained by PMIGS and certain of its affiliates, in effect as of January 1, 2008 and as thereafter amended from time to time. Provisions in other plans or arrangements that refer to the PMI BEP shall be deemed to apply to this Plan in the manner and to the extent reasonably determined by the Administrator in its sole discretion.

2.30PMI Profit-Sharing Plan. The term “PMI Profit-Sharing Plan” shall mean the Philip Morris International Deferred Profit-Sharing Plan, maintained by PMIGS and certain of its affiliates, as amended from time to time.
2.31PMI Retirement Plan. The term “PMI Retirement Plan” shall mean the Philip Morris International Retirement Plan, maintained by PMIGS and certain of its affiliates, as amended from time to time.
2.32PMI SERP. The term “PMI SERP” shall mean the Philip Morris International Supplemental Management Employees’ Retirement Plan, maintained by PMIGS and certain of its affiliates, in effect as of January 1, 2008 and as thereafter amended from time to time. Provisions in other plans or arrangements that refer to the PMI SERP shall be deemed to apply to this Plan in the manner and to the extent reasonably determined by the Administrator in its sole discretion.

2.33PMIGS. The term “PMIGS” shall mean PMI Global Services Inc.
2.34Secular Trust Participant. The term “Secular Trust Participant” shall mean an Eligible Employee who is identified as a Secular Trust Participant in Appendix 1.

2.35SEP Benefit. The term “SEP Benefit” shall mean the benefit payable to an Eligible Employee under the terms of the Plan, as set forth in Section 3.1(e).
2.36SEP DPS Benefit. The term “SEP DPS Benefit” shall have the meaning set forth in Section 3.1(b).
2.37SEP Pension Benefit. The term “SEP Pension Benefit” shall have the meaning set forth in Section 3.1(a) or Appendix 2, as applicable.
2.38SEP Pension Beneficiary Benefit. The term “SEP Pension Beneficiary Benefit” shall have the meaning set forth in Section 3.4.
2.39SEP Spousal Survivor Benefit. The term “SEP Spousal Survivor Benefit” shall have the meaning set forth in Section 3.3.

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2.40SERP Compensation. The term “SERP Compensation” shall have the meaning set forth in Section (a) of Appendix 2.
2.41SERP Service. The term “SERP Service” shall have the meaning set forth in Section (a) of Appendix 2.
2.42Supplemental Enrollment Agreement. The term “Supplemental Enrollment Agreement” shall mean the most recent of any Supplemental Employee Grantor Trust Enrollment Agreements and Supplemental Cash Enrollment Agreements between the Eligible Employee and Altria or PMIGS or any of its or their affiliates or predecessors.
2.43Trust Account TP. The term “Trust Account TP” shall mean the trust subaccount established pursuant to an Eligible Employee’s Supplemental Enrollment Agreement and to which target payments have been credited.
2.44Trust Account TP Value. The term “Trust Account TP Value” shall mean,
(A)    with respect to an Eligible Employee for whom a Trust Account TP has been established, the sum of the amounts credited to the Eligible Employee’s Assumed Trust Account TP and Trust Account TP as of the earliest of the date
(i)on which the Eligible Employee’s Trust Account TP is terminated and distributed in accordance with the procedures established by the Administrator,
(ii)that is 60 days after the Eligible Employee’s Separation from Service, or
(iii)on which a Change of Control occurs, and
(B)    with respect to an Eligible Employee for whom a Trust Account TP has not been established, the amounts credited to the Eligible Employee’s Assumed Trust Account TP as of the earlier of the date
(i)    of the Eligible Employee’s Separation from Service, or
(ii)    on which a Change of Control occurs,
in each case, reduced by the estimated amount of any taxes that would be attributable to income or assumed income from these accounts assuming liquidation of the accounts as of the applicable determination date set out above, but which have not been paid or deducted from these accounts, calculated using the income tax rate assumptions set forth in Appendix 3, and disregarding any withholding for the Eligible Employee’s share of employment taxes.

The following terms, as used herein, shall have the meanings attributed to them in the PMI Retirement Plan: “Accredited Service,” “Assumed Kraft Pension Plan Liability,” “Deferred Retirement Allowance,” “Early Retirement Allowance,” “Full Retirement

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Allowance,” “Kraft Pension Plans,” “Retained Kraft Pension Plan Liability,” “Retirement Allowance,” “Spouse” and “Vested Retirement Allowance.”

The following terms, as used herein, shall have the meanings attributed to them in the PMI BEP: “Administrator,” “Benefits Committee,” “Latest Payment Date,” “Payment Date,” “Separation from Service,” “Statutory Limitations,” “Survivor Benefit Latest Payment Date” and “Survivor Benefit Payment Date.”

The masculine pronoun shall include the feminine pronoun unless the context clearly requires otherwise.
ARTICLE III
BENEFITS
3.1SEP Benefit. An Eligible Employee shall be entitled to a SEP Benefit, which shall be determined by adding the Eligible Employee’s SEP Pension Benefit to the Eligible Employee’s SEP DPS Benefit, converting the sum of such amounts to an after-tax amount, reducing such after-tax amount by the Eligible Employee’s Trust Account TP Value, and then converting the result back to a pre-tax amount, all in the manner set forth in this Section 3.1. If an Eligible Employee dies before his SEP Benefit is paid, the SEP Benefit shall cease to be payable, and neither the Eligible Employee’s Spouse nor the Eligible Employee’s Beneficiary(ies) shall have any right to the SEP Benefit.
(a)SEP Pension Benefit. Unless an Eligible Employee’s SEP Pension Benefit is determined under Appendix 2 pursuant to the terms thereof, the SEP Pension Benefit for an Eligible Employee shall be determined as set forth in Section 3.1(a)(v). For purposes of determining the SEP Pension Benefit of an Eligible Employee who is a Secular Trust Participant (and whose SEP Pension Benefit is determined under this Section 3.1(a), rather than Appendix 2), the term “joint and 50% survivor annuity” shall be substituted for the term “single life annuity” in each place that such term appears in this Section 3.1(a).
(i)Normal Pension Benefit. An Eligible Employee’s Normal Pension Benefit shall be the amount by which
(A)the Retirement Allowance determined for the Eligible Employee under the PMI Retirement Plan based on all of the Eligible Employee’s Accredited Service, but without regard to the Statutory Limitations and without regard to any Actuarial Equivalent reduction for early commencement, expressed in the form of a single life annuity, exceeds
(B)the Retirement Allowance determined for the Eligible Employee under the PMI Retirement Plan based on all of the Eligible Employee’s Accredited Service and taking into account any applicable Statutory Limitations, but without regard to any Actuarial

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Equivalent reduction for early commencement, expressed in the form of a single life annuity.
For the avoidance of doubt, in determining the Normal Pension Benefit, the amount by which the Assumed Kraft Pension Plan Liability exceeds the Retained Kraft Pension Plan Liability shall be taken into account in the manner set forth in the PMI Retirement Plan in calculating the Retirement Allowances described in Sections 3.1(a)(i)(A) and (B) above.
(ii)Early Retirement Pension Benefit. The Early Retirement Pension Benefit of an Eligible Employee who is eligible for an Early Retirement Allowance, whether reduced or unreduced, (but is not eligible to receive a Full or Deferred Retirement Allowance) under the PMI Retirement Plan as of the Eligible Employee’s Separation from Service or, in the discretion of the Administrator, the end of the Eligible Employee’s policy severance shall be the Actuarial Equivalent of the Eligible Employee’s Normal Pension Benefit, computed as though such benefit were payable under the terms of the PMI Retirement Plan as a single life annuity commencing on the first day of the month coincident with or next following the Eligible Employee’s Separation from Service or, in the discretion of the Administrator, the end of the Eligible Employee’s policy severance.
(iii)Normal Grandfathered Pension Benefit. An Eligible Employee’s Normal Grandfathered Pension Benefit shall equal the Benefit Equalization Retirement Allowance to which the Eligible Employee would have been entitled under the Altria BEP (and which is now payable under the PMI BEP) if the Eligible Employee had voluntarily terminated employment without cause on December 31, 2004 and received payment of such benefit on the earliest permissible date following termination of employment in the form with the greatest value, expressed for purposes of this calculation as a single life annuity commencing at age 65.
(iv)Early Retirement Grandfathered Pension Benefit. The Early Retirement Grandfathered Pension Benefit of an Eligible Employee who is eligible for an Early Retirement Allowance, whether reduced or unreduced, (but is not eligible for a Full or Deferred Retirement Allowance) under the PMI Retirement Plan as of the Eligible Employee’s Separation from Service or, in the discretion of the Administrator, the end of the Eligible Employee’s policy severance shall be the Actuarial Equivalent of the Eligible Employee’s Normal Grandfathered Pension Benefit, computed as though such benefit were payable under the terms of the PMI Retirement Plan in the form of a single life annuity commencing on the first day of the month coincident with or next following the Eligible Employee’s Separation from Service or, in the discretion of the Administrator, the end of the Eligible Employee’s policy severance; provided, however, that solely for purposes of the determining the early retirement factor to be applied in determining the Actuarial Equivalent of such benefit, the earliest date on which the Eligible Employee shall be treated as being entitled to an unreduced benefit under the PMI Retirement Plan for purposes of Exhibit 1 to the PMI Retirement Plan shall be the earliest date on which the Eligible Employee would have been entitled to an unreduced

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benefit if the Eligible Employee had voluntarily terminated employment on December 31, 2004.
(v)Determination of SEP Pension Benefit. Unless an Eligible Employee’s SEP Pension Benefit is determined under Appendix 2 pursuant to the terms thereof, the Eligible Employee’s “SEP Pension Benefit” shall be,
(A)    for an Eligible Employee who is eligible to receive a Full, Deferred or Vested Retirement Allowance as of the date of his Separation from Service or, in the discretion of the Administrator, the end of the Eligible Employee’s policy severance, the Lump-Sum Equivalent of the amount by which the Eligible Employee’s Normal Pension Benefit exceeds his Normal Grandfathered Pension Benefit; and
(B)    for an Eligible Employee who is eligible for an Early Retirement Allowance, whether reduced or unreduced, (but is not eligible for a Full or Deferred Retirement Allowance) on the date of his Separation from Service or, in the discretion of the Administrator, at the end of the Eligible Employee’s policy severance, the Lump-Sum Equivalent of the amount by which the Eligible Employee’s Early Retirement Pension Benefit exceeds his Early Retirement Grandfathered Pension Benefit.
(b)SEP DPS Benefit. An Eligible Employee’s SEP DPS Benefit shall equal the amounts that would have been credited to the Eligible Employee’s Company Account after December 31, 2004, but were not credited to his Company Account as a result of the Statutory Limitations. Such amounts shall be deemed to have been invested in Part A of the Fund and valued in accordance with the provisions of the PMI Profit-Sharing Plan or Altria Profit-Sharing Plan, as applicable.
(c)Gross After-Tax SEP Benefit. An Eligible Employee’s Gross After-Tax SEP Benefit shall equal the amount that would remain if income taxes (determined as if withholding for federal, state and local income taxes were effected at the rates specified in Appendix 3), but disregarding any withholding for the Eligible Employee’s share of employment taxes, were withheld on the sum of the Eligible Employee’s (i) SEP Pension Benefit and (ii) SEP DPS Benefit.
(d)After-Tax SEP Benefit. The Eligible Employee’s After-Tax SEP Benefit shall equal the amount by which (i) the Gross After-Tax SEP Benefit exceeds (ii) the Eligible Employee’s Trust Account TP Value.
(e)SEP Benefit. The Eligible Employee’s SEP Benefit shall equal the After-Tax SEP Benefit converted to a pre-tax amount. Such pre-tax amount shall be an amount that is sufficient to cause the amount remaining after withholding of income taxes to equal the After-Tax SEP Benefit, with the amount for withholding determined as if withholding for federal, state and local income taxes were effected at the rates specified

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in Appendix 3, and disregarding any withholding for the Eligible Employee’s share of employment taxes.
3.2DPS Beneficiary Benefit. If an Eligible Employee dies before his SEP Benefit is paid, the Eligible Employee’s Beneficiary shall be eligible to receive a DPS Beneficiary Benefit in an amount calculated as follows:
(a)    Determine the amount that would remain if income taxes (determined as if withholding for federal, state and local income taxes were effected at the rates specified in Appendix 3), but disregarding any withholding for the Eligible Employee’s share of employment taxes, were withheld on the Eligible Employee’s SEP DPS Benefit.
(b)    Determine the amount, if any, by which (i) the amount determined under Section 3.2(a) exceeds (ii) the Eligible Employee’s Trust Account TP Value.
(c)    The DPS Beneficiary Benefit payable under this Section shall be an amount that is sufficient to cause the amount remaining after withholding of income taxes to equal the amount, if any, determined under Section 3.2(b), with the amount for withholding determined as if withholding for federal, state and local income taxes were effected at the rates specified in Appendix 3, and disregarding any withholding for the Eligible Employee’s share of employment taxes.
3.3SEP Spousal Survivor Benefit. If an Eligible Employee dies before his SEP Benefit is paid and the Eligible Employee’s Beneficiary is not entitled to a SEP Pension Beneficiary Benefit pursuant to Section 3.4, the Eligible Employee’s Spouse, if any, on his date of death shall be eligible to receive a SEP Spousal Survivor Benefit. The SEP Spousal Survivor Benefit shall be the amount calculated as follows:
(a)    Determine the amount, if any, by which (i) the Eligible Employee’s Trust Account TP Value exceeds (ii) the amount calculated under Section 3.2(a) above.
(b)    If the Eligible Employee dies before terminating employment with PMI and its affiliates, determine one half of the amount that would be the Eligible Employee’s SEP Pension Benefit if (i) the Eligible Employee had survived and had a Separation from Service on his date of death and (ii) the term “Actuarial Equivalent joint and 50% survivor annuity” were substituted for the term “single life annuity” in each place that such term appears in Section 3.1(a).
(c)    Determine the amount that would remain if income taxes (determined as if withholding for federal, state and local income taxes were effected at the rates specified in Appendix 3), but disregarding any withholding for the Eligible Employee’s share of employment taxes, were withheld on the amount determined under Section 3.3(b).
(d)    If the Eligible Employee dies after terminating employment with PMI and its affiliates but before his SEP Benefit is paid, determine the amount that would

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remain if income taxes (determined as if withholding for federal, state and local income taxes were effected at the rates specified in Appendix 3), but disregarding any withholding for the Eligible Employee’s share of employment taxes, were withheld on the Eligible Employee’s SEP Pension Benefit.
(e)    The SEP Spousal Survivor Benefit shall equal an amount sufficient to cause the amount remaining after withholding of income taxes (determined as if withholding for federal, state and local income taxes were effected at the rates specified in Appendix 3), but disregarding any withholding for the Eligible Employee’s share of employment taxes, to equal
(i)    If the Eligible Employee dies before terminating employment with PMI and its affiliates, the amount by which (A) the amount determined under Section 3.3(c) exceeds (ii) the remaining Trust Account TP Value, if any, determined under Section 3.3(a); or
(ii)    If the Eligible Employee dies after terminating employment with PMI and its affiliates but before his SEP Benefit is paid, the amount by which (A) the amount determined under Section 3.3(d) exceeds (ii) the remaining Trust Account TP Value, if any, determined under Section 3.3(a).
3.4SEP Pension Beneficiary Benefit. If an Eligible Employee dies before his SEP Benefit has been paid and a beneficiary of the Eligible Employee is entitled to a payment pursuant to Article IIC(1)(a), Article IIC(1)(b) or Article IIC(2)(f) of the PMI BEP, the Eligible Employee’s Beneficiary shall be eligible to receive a SEP Pension Beneficiary Benefit. The SEP Pension Beneficiary Benefit shall be the amount calculated as follows:
(a)    Determine the amount, if any, by which (i) the Eligible Employee’s Trust Account TP Value exceeds (ii) the amount calculated under Section 3.2(a) above.
(b)    Determine the amount that would remain if income taxes (determined as if withholding for federal, state and local income taxes were effected at the rates specified in Appendix 3), but disregarding any withholding for the Eligible Employee’s share of employment taxes, were withheld on the Eligible Employee’s SEP Pension Benefit.
(c)    The SEP Pension Beneficiary Benefit shall equal an amount sufficient to cause the amount remaining after withholding of income taxes (determined as if withholding for federal, state and local income taxes were effected at the rates specified in Appendix 3), but disregarding any withholding for the Eligible Employee’s share of employment taxes, to equal the amount by which (A) the amount determined under Section 3.4(b) exceeds (ii) the remaining Trust Account TP Value, if any, determined under Section 3.4(a).

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ARTICLE IV
TIME AND FORM OF PAYMENT
4.1Form of Payment. All benefits under the Plan will be paid in one or more lump-sum payments, as determined by the Administrator, subject to any applicable tax withholding.
4.2Time of Payment.
(a)SEP Benefit. An Eligible Employee’s SEP Benefit shall be paid on the Payment Date, but not later than the Latest Payment Date.
(b)DPS Beneficiary Benefit. An Eligible Employee’s DPS Beneficiary Benefit shall be paid on the Payment Date, but not later than the Latest Payment Date.
(c)SEP Spousal Survivor Benefit. An Eligible Employee’s SEP Spousal Survivor Benefit shall be paid on the Survivor Allowance Benefit Payment Date, but not later than the Survivor Allowance Benefit Latest Payment Date.
(d)SEP Pension Beneficiary Benefit. An Eligible Employee’s SEP Pension Beneficiary Benefit shall be paid on the Survivor Allowance Benefit Payment Date, but not later than the Survivor Allowance Benefit Latest Payment Date.
4.3Allocation of Payments. The Administrator may use any reasonable method, as determined in its sole discretion, to designate amounts paid under the Plan as supplemental defined contribution payments or supplemental defined benefit payments and to allocate benefits among the three plans, programs or arrangements that constitute the Plan as described in Article I.

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ARTICLE V
FUNDS FROM WHICH SEP BENEFITS ARE PAYABLE

Individual accounts shall be established for the benefit of each Eligible Employee (or Spouse or Beneficiary) under the Plan. Any benefits payable from an individual account shall be payable solely to the Eligible Employee (or Spouse or Beneficiary) for whom such account was established. The Plan shall be unfunded. All benefits intended to be provided under the Plan shall be paid from time to time from the general assets of the Eligible Employee’s Participating Company and paid in accordance with the provisions of the Plan; provided, however, that the Participating Companies reserve the right to meet the obligations created under the Plan through one or more trusts or other agreements. In no event shall any such trust or trusts be outside of the United States. The contributions or allocations by each Participating Company on behalf of its Eligible Employees to the individual accounts established pursuant to the provisions of the Plan, whether in trust or otherwise, shall be in an amount which such Participating Company, with the advice of an actuary, determines to be sufficient to provide for the payment of the benefits under the Plan.
ARTICLE VI
THE ADMINISTRATOR; CLAIMS PROCEDURES; INTERPRETATION OF PROVISIONS
The general administration of the Plan shall be vested in the Administrator. The powers, rights, duties and responsibilities of the Administrator shall be the same as the powers, rights, duties and responsibilities of the Administrator under the PMI BEP.
The procedures applicable to claims for benefits made under the Plan shall be the same as the procedures applicable to claims made under the PMI Retirement Plan.
The Plan is intended to comply with the requirements of Section 409A of the Code. Accordingly, where applicable, this Plan shall at all times be construed and administered in a manner consistent with the requirements of Section 409A of the Code and applicable regulations, without any diminution in the value of benefits. If the Internal Revenue Service or a court of competent jurisdiction makes a determination that has become final that the Plan fails to comply with Section 409A of the Code with respect to one or more Eligible Employees and imposes any additional taxes, penalties or interest as a result of such violation that would not otherwise be payable, the Participating Companies shall pay to the Eligible Employee, Spouse or Beneficiary on whom such additional taxes, penalties or interest are imposed an amount sufficient to cause the amount remaining after withholding of income taxes (determined as if withholding for federal, state and local income taxes were effected at the rates specified in Appendix 2), and any withholding for the Eligible Employee’s share of employment taxes, to equal the amount of any such additional taxes, penalties or interest; provided, however, that an Eligible Employee shall be entitled to such payment only if he informs PMIGS of any notice of an intent to impose such additional taxes, penalties or interest within 30 days of his receipt thereof and cooperates fully with the Participating Companies in opposing the imposition of such additional taxes, penalties or interest.

EXHIBIT 10.3

ARTICLE VII
AMENDMENT AND DISCONTINUANCE OF THE PLAN

The Plan can be amended or discontinued in the same manner as the PMI BEP can be amended or discontinued; provided, however, that the Benefits Committee can amend the Plan at any time to prevent the payment of benefits that duplicate benefits provided under any other plan or program, as reasonably determined in the sole discretion of the Benefits Committee.
ARTICLE VIII
FORMS; COMMUNICATIONS

The Administrator shall provide such appropriate forms as it may deem expedient in the administration of the Plan, and no action to be taken under the Plan for which a form is so provided shall be valid unless upon such form. Any Plan communication may be made by electronic medium to the extent allowed by applicable law.

All communications concerning the Plan shall be in writing addressed to the Administrator at such address as may from time to time be designated. No such communication shall be effective for any purposes unless received by the Administrator.
ARTICLE IX
CHANGE OF CONTROL PROVISIONS

In the event of a Change of Control, each Eligible Employee shall be fully vested in his SEP Benefit and any other benefit accrued under the Plan through the date of the Change of Control. Each Eligible Employee shall be entitled to a lump-sum payment in cash within 30 days of a Change of Control equal to his SEP Benefit, determined as if the date of the Change of Control was the date of the Eligible Employee’s Separation from Service.
ARTICLE X
MISCELLANEOUS

The Plan shall be construed and administered in accordance with the laws of the State of New York to the extent not preempted by federal law.

EXHIBIT 10.3

APPENDIX 1

ELIGIBLE EMPLOYEES

Philip Morris International

Secular Trust
Active Participants

Last Name	First Name	Funding Payment Account(s)	Target Payment Account(s)
Camilleri	Louis C.	FP Trust Account / FP Assumed Account	TP Trust Account / TP Assumed Account

Total ST Participants: 1

Executive Trust Arrangement
Last Name	First Name	Funding Payment Account(s)	Target Payment Account(s)
Rolli	Nicholas M.	FP Trust Account / FP Assumed Account	TP Trust Account / TP Assumed Account
Lindon	Timothy	FP Trust Account / FP Assumed Account	TP Trust Account / TP Assumed Account
Total ETA Participants: 2

EXHIBIT 10.3

APPENDIX 2

SEP PENSION BENEFIT
FOR MR. LOUIS C. CAMILLERI
SEP Pension Benefit. The SEP Pension Benefit for Louis C. Camilleri (“Mr. Camilleri”) shall be determined as set forth in Section (f) of this Appendix 2, rather than Section 3.1(a), in the manner described below:
(a)Normal Pension Benefit. Mr. Camilleri’s Normal Pension Benefit shall be the amount by which
(i)the Retirement Allowance that would be determined for Mr. Camilleri under the PMI Retirement Plan based on Mr. Camilleri’s SERP Service (as defined below) and SERP Compensation (as defined below), but without regard to the Statutory Limitations and without regard to any Actuarial Equivalent reduction for early commencement, expressed in the form of a joint and 50% survivor annuity that is the Actuarial Equivalent of a single life annuity, exceeds
(ii)the sum of Mr. Camilleri’s:
(A)Retirement Allowance determined under the PMI Retirement Plan based on Mr. Camilleri’s Accredited Service and taking into account any applicable Statutory Limitations, but without regard to any Actuarial Equivalent reduction for early commencement, expressed in the form of a joint and 50% survivor annuity that is the Actuarial Equivalent of a single life annuity;
(B)retirement benefit under the Kraft Retirement Plan payable with respect to service that is also treated as SERP Service and taking into account all applicable statutory and plan limitations on such benefit, but without regard to any actuarial reduction for early commencement, expressed in the form of a joint and 50% survivor annuity, as adjusted for such form of payment based on the applicable actuarial factors under the Kraft Retirement Plan; and
(C)Kraft Supplemental Plan Benefit payable with respect to service that is also treated as SERP Service, but without regard to any actuarial equivalent reduction for early commencement, expressed in the form of a joint and 50% survivor annuity, as adjusted for such form of payment based on the applicable actuarial factors under the Kraft Foods Global, Inc. Supplemental Benefits Plan I.
For purposes of this Appendix 2, the term “SERP Service” shall mean Mr. Camilleri’s Accredited Service plus, without duplication, any additional service set forth in his Designation of Participation, without regard to Mr. Camilleri’s eligibility to participate in the PMI SERP or the Altria SERP for any year; provided, however, that such SERP Service shall not exceed thirty-five years.

EXHIBIT 10.3

For purposes of this Appendix 2, the term “SERP Compensation” shall mean (i) for calendar years before 2007, “Compensation” as such term is defined in the PMI Retirement Plan, (ii) for the 2007 calendar year, the lesser of Mr. Camilleri’s (A) base salary plus actual annual incentive compensation and (B) base salary plus annual incentive compensation at a business rating of 100 and individual performance rating of “Exceeds,” and (iii) for calendar years 2008 and thereafter, the lesser of Mr. Camilleri's (A) base salary plus actual annual incentive compensation, and (B) base salary plus $2,887,500.
For the avoidance of doubt, in determining the Normal Pension Benefit, the amount by which the Assumed Kraft Pension Plan Liability exceeds the Retained Kraft Pension Plan Liability shall be taken into account in the manner set forth in the PMI Retirement Plan in calculating the Retirement Allowances described in Sections (a)(i) and (a)(ii)(A) of this Appendix 2 above.
(b)Early Retirement Pension Benefit. If Mr. Camilleri is eligible for an Early Retirement Allowance, whether reduced or unreduced, (but is not eligible to receive a Full or Deferred Retirement Allowance) under the PMI Retirement Plan as of his Separation from Service or, in the discretion of the Administrator, the end of his policy severance, his Early Retirement Pension Benefit shall be the amount by which
(i)    the Actuarial Equivalent, reflecting any reduction for early commencement, of the Retirement Allowance determined under Section (a)(i) of this Appendix 2 commencing on the first day of the month coincident with or next following his Separation from Service or, in the discretion of the Administrator, the end of his policy severance, exceeds
(ii)    the sum of:
(A)    the Actuarial Equivalent, reflecting any reduction for early commencement, of the Retirement Allowance determined under Section (a)(ii)(A) of this Appendix 2 commencing on the first day of the month coincident with or next following his Separation from Service or, in the discretion of the Administrator, the end of his policy severance;
(B)    the Kraft Retirement Plan benefit determined under Section (a)(ii)(B) of this Appendix 2 commencing on the first day of the month coincident with or next following his Separation from Service or, in the discretion of the Administrator, the end of his policy severance, as reduced for such early commencement based on the applicable actuarial factors under the Kraft Retirement Plan; and
(C)    the Kraft Supplemental Plan Benefit determined under Section (a)(ii)(C) of this Appendix 2 commencing on the first day of the month coincident with or next following his Separation from Service or, in the discretion of the Administrator, the end of his policy severance,

EXHIBIT 10.3

as reduced for such early commencement based on the applicable actuarial factors under the Kraft Foods Global, Inc. Supplemental Benefits Plan I.
(c)Normal Grandfathered Pension Benefit. Mr. Camilleri’s Normal Grandfathered Pension Benefit shall be the amount by which
(i)    the retirement benefit to which Mr. Camilleri would have been entitled under the Altria Retirement Plan based on his SERP Service and SERP Compensation, but without regard to any applicable statutory or plan limits on such benefit, and without regard to any actuarial reduction for early commencement, if he had voluntarily terminated employment on December 31, 2004, expressed for purposes of this calculation in the form of a joint and 50% survivor annuity, as adjusted for such form of payment based on the then applicable actuarial factors under the Altria Retirement Plan, exceeds
(ii)    the sum of:
(A)    the retirement benefit to which Mr. Camilleri would have been entitled under the Altria Retirement Plan (which is now payable under the PMI Retirement Plan), taking into account all applicable statutory and plan limits on such benefit, but without regard to any actuarial reduction for early commencement, if he had voluntarily terminated employment on December 31, 2004, expressed for purposes of this calculation in the form of a joint and 50% survivor annuity, as adjusted for such form of payment based on the then applicable actuarial factors under the Altria Retirement Plan;
(B)    the retirement benefit to which Mr. Camilleri would have been entitled under the Kraft Retirement Plan, taking into account all applicable statutory and plan limitations on such benefit, but without regard to any actuarial reduction for early commencement, if he had voluntarily terminated employment on December 31, 2004, expressed for purposes of this calculation in the form of a joint and 50% survivor annuity, as adjusted for such form of payment based on the then applicable actuarial factors under the Kraft Retirement Plan; and
(C)    the Kraft Supplemental Plan Benefit to which Mr. Camilleri would have been entitled under the Kraft Foods Global, Inc. Supplemental Plan I, but without regard to any actuarial reduction for early commencement, if he had voluntarily terminated employment on December 31, 2004, expressed for purposes of this calculation in the form of a joint and 50% survivor annuity, as adjusted for such form of payment based on the then applicable actuarial factors under such plan.
For the avoidance of doubt, the amount determined under Section (c)(i) of this Appendix 2 shall be determined based only on SERP Service and SERP

EXHIBIT 10.3

Compensation to which Mr. Camilleri would have been entitled under the terms of the Altria SERP if he had voluntarily terminated employment on December 31, 2004.
(d)Early Retirement Grandfathered Pension Benefit. If Mr. Camilleri is eligible for an Early Retirement Allowance, whether reduced or unreduced, (but is not eligible to receive a Full or Deferred Retirement Allowance) under the PMI Retirement Plan as of his Separation from Service or, in the discretion of the Administrator, the end of his policy severance, his Early Retirement Grandfathered Pension Benefit shall be the amount by which
(i)    the retirement benefit determined under Section (c)(i) of this Appendix 2, commencing on the first day of the month coincident with or next following Mr. Camilleri’s Separation from Service or, in the discretion of the Administrator, the end of his policy severance, as reduced for such early commencement, if applicable, based on the early retirement factors under the Altria Retirement Plan, exceeds
(ii)    the sum of
(A)    the retirement benefit payable under the Altria Retirement Plan (and now payable under the PMI Retirement Plan) determined under Section (c)(ii)(A) of this Appendix 2 commencing on the first day of the month coincident with or next following his Separation from Service or, in the discretion of the Administrator, the end of his policy severance, as reduced for such early commencement, if applicable, based on the early retirement factors under the Altria Retirement Plan;
(B)    the Kraft Retirement Plan benefit determined under Section (c)(ii)(B) of this Appendix 2 commencing on the first day of the month coincident with or next following his Separation from Service or, in the discretion of the Administrator, the end of his policy severance, as reduced for such early commencement, if applicable, based on the applicable actuarial factors under the Kraft Retirement Plan; and
(C)    the Kraft Supplemental Plan Benefit determined under Section (c)(ii)(C) of this Appendix 2 commencing on the first day of the month coincident with or next following his Separation from Service or, in the discretion of the Administrator, the end of his policy severance, as reduced for such commencement, if applicable, based on the applicable actuarial factors under the Kraft Foods Global, Inc. Supplemental Benefits Plan I,
provided, however, that solely for purposes of determining the early retirement reductions required under this Section (d) of Appendix 2 for the early commencement of benefits, the early retirement or other factors to be used for each benefit shall be the actuarial factors that would have applied under the applicable plan treating the earliest date on which Mr. Camilleri would become entitled to an unreduced benefit as the date

EXHIBIT 10.3

that would have applied if he had voluntarily terminated employment on December 31, 2004.
(e)Base SEP Pension Benefit. Mr. Camilleri’s Base SEP Pension Benefit shall be calculated as follows:
(i)    If Mr. Camilleri is eligible for an Early Retirement Allowance, whether reduced or unreduced, (but is not eligible for a Full or Deferred Retirement Allowance) on the date of his Separation from Service or, in the discretion of the Administrator, the end of his policy severance, his Base SEP Pension Benefit shall be the Lump-Sum Equivalent of the amount by which his Early Retirement Pension Benefit exceeds his Early Retirement Grandfathered Pension Benefit; and
(ii)    If Mr. Camilleri is eligible to receive a Full, Deferred or Vested Retirement Allowance as of the date of his Separation from Service or, in the discretion of the Administrator, the end of his policy severance, his Base SEP Pension Benefit shall be the Lump-Sum Equivalent of the amount by which his Normal Pension Benefit exceeds his Normal Grandfathered Pension Benefit.
(f)SEP Pension Benefit. Mr. Camilleri’s SEP Pension Benefit under this Appendix 2 shall be his Base SEP Pension Benefit plus, if Mr. Camilleri retires as of January 2012, the excess, if any, of
(i)    $36,500,000 over
(ii)    the present value of the amount determined under Section (a)(i) of this Appendix 2, less the amounts determined under Sections (a)(ii)(B) and (a)(ii)(C) of this Appendix 2 and any amounts determined under Section (a)(ii)(D) of this Appendix 2 that would not be payable by PMI or its affiliates.

EXHIBIT 10.3

APPENDIX 3
TAX ASSUMPTIONS

Federal income tax rate: The highest marginal Federal income tax rate as adjusted for the Federal deduction of state and local taxes and the phase out of Federal deductions under current law (or as adjusted under any subsequently enacted similar provisions of the Internal Revenue Code).

State income tax rate: Except with respect to additional benefits attributable to the provisions of an Eligible Employee’s Designation of Participation, the highest adjusted marginal state income tax rate based on the Eligible Employee’s state of residence on the date of the Eligible Employee’s Separation from Service. With respect to those additional benefits that are attributable to the provisions of an Eligible Employee’s Designation of Participation, the highest marginal state income tax rate based on the state in which the Eligible Employee is or was employed by a Participating Company on the date of his Separation from Service.

Local income tax rate: Except with respect to additional benefits attributable to the provisions of an Eligible Employee’s Designation of Participation, the highest adjusted marginal local income tax rate (taking into account the Eligible Employee’s resident or nonresident status) based on the Eligible Employee’s locality of residence on the date of the Eligible Employee’s Separation from Service. With respect to those additional benefits that are attributable to the provisions of an Eligible Employee’s Designation of Participation, the highest marginal state income tax rate (taking into account the Eligible Employee’s resident or nonresident status) based on the locality in which the Eligible Employee is or was employed by a Participating Company on the date of his Separation from Service.

Exception: In the case of an Eligible Employee who is an expatriate, income taxes shall generally be computed as follows: Expatriate taxes will be calculated assuming the highest marginal Federal income tax rate as adjusted for the Federal deduction of state and local taxes and the phase out of Federal deductions under current law (or as adjusted under any subsequently enacted similar provisions of the Code). The applicable state and local tax rates will be adjusted to reflect an Eligible Employee’s expatriate status to the extent appropriate.

Capital Gains: The ordinary income or capital gains character of items of trust investment income or deemed investment income shall be taken into account as relevant.

The above principles shall generally be applied in determining tax-rate assumptions for the relevant purpose, but the Administrator shall have the authority in its discretion to alter the assumptions made as deemed appropriate to take into account particular facts and circumstances.